UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in Its Charter)

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Transamerica Morgan Stanley Mid-Cap Growth VP

(formerly Transamerica Van Kampen Mid-Cap Growth VP)

Transamerica Multi Managed Large Cap Core VP

(formerly Transamerica Van Kampen Large Cap Core VP)

Each a series of Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

INFORMATION STATEMENT

This Information Statement is being provided to the owners of variable life insurance policies or variable annuity contracts invested as of June 1, 2010, in Transamerica Morgan Stanley Mid-Cap Growth VP (formerly, Transamerica Van Kampen Mid-Cap Growth VP) (the “Mid-Cap Growth Portfolio”) and Transamerica Multi Managed Large Cap Core VP (formerly, Transamerica Van Kampen Large Cap Core VP) (the “Large Cap Core Portfolio”); each of the Mid-Cap Growth Portfolio and the Large Cap Core Portfolio, a “Portfolio” and collectively the “Portfolios”, each a series of Transamerica Series Trust (“TST” or the “Trust”). Shares of the Portfolios are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Information Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

This Information Statement provides information regarding the approval by the Board of Trustees of TST (the “Board” or the “Trustees”) of (i) a new subadvisory agreement on behalf of Mid-Cap Growth Portfolio between Transamerica Asset Management, Inc. (“TAM” or the “Adviser”) and Morgan Stanley Investment Management Inc. (“MSIM”), a copy of which is attached hereto as Exhibit A (the “MSIM Subadvisory Agreement”) and (ii) a new subadvisory agreement on behalf of the Large Cap Core Portfolio between TAM and Invesco Advisers, Inc. (“Invesco”), a copy of which is attached hereto as Exhibit B (the “Invesco Subadvisory Agreement”). This Information Statement is being provided to shareholders on behalf of the Board in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) to TAM on August 5, 1998. The exemptive order permits the Board, including a majority of Trustees who are not interested persons of the Portfolios, TAM or the sub-advisers (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), to approve new sub-advisers and new subadvisory agreements (with non-affiliated entities) without obtaining shareholder approval. Pursuant to the exemptive order, however, the Portfolios have agreed to provide certain information about new sub-advisers and new subadvisory agreements to its shareholders. Accordingly, shareholders are not being asked to vote on the new subadvisory agreements with the sub-advisers, but are encouraged to review this Information Statement.

Invesco Advisers, Inc. and MSIM will pay for the costs associated with preparing and distributing this Information Statement to their shareholders of the Portfolios.

We Are Not Asking You For a Proxy, and You Are Requested Not to Send Us a Proxy.

Each Portfolio is a series of TST, which is a registered investment company organized as a Delaware statutory trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. Transamerica Morgan Stanley Mid-Cap Growth VP, Initial Class and Service Class commenced operations on March 1, 1993 and Transamerica Multi Managed Large Cap Core VP, Initial Class and Service Class commenced operations on April 8, 1991. The Portfolios’ mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.

The annual report for the Portfolios for the period ended December 31, 2009 and the semi-annual report for the Portfolios for the period ended June 30, 2009 have been sent to shareholders. Each Portfolio will furnish, without charge, a copy of its annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Portfolios by calling toll free at (888) 233-4339. Copies of annual and semi-annual reports of each Portfolio also are available on the EDGAR Database on the SEC’s internet web site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more shareholders who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

This Information Statement is being mailed on or about August 27, 2010.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of each Portfolio pursuant to an investment advisory agreement dated as of January 1, 1997, as amended (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, on June 10, 2010, and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolios, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolios consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.

A description of the investment advisory fees paid by each Portfolio to the Adviser appears below under the caption “TAM Advisory Fees.”

On October 19, 2009, Morgan Stanley & Co., (“Morgan Stanley”), the parent of Morgan Stanley Investment Management Inc. (“MSIM”) entered into a transaction agreement with Invesco Ltd., to sell Morgan Stanley’s Van Kampen Asset Management (“Van Kampen”) business and portions of MSIM’s related businesses to Invesco Ltd. (the “Transaction”). The Transaction closed on June 1, 2010, and constituted an assignment (within the meaning of the 1940 Act) which resulted in the termination of the subadvisory agreements with Van Kampen and MSIM (the “Prior Subadvisory Agreements”). On January 12, 2010, the Board approved, at the Adviser’s recommendation, new subadvisory agreements to be effective upon the completion of the Transaction.

Prior to the close of the Transaction, MSIM was the sub-adviser for Transamerica Multi Managed Large Cap Core VP. MSIM continues to manage a portion of the Portfolio’s assets and Invesco Advisers, Inc. (“Invesco”), a wholly owned subsidiary of Invesco Ltd., has been appointed by the Board as co-sub-adviser to the Portfolio. The growth style portion of the Portfolio is managed by MSIM, and the value style portion of the Portfolio is managed by Invesco.

In connection with the Transaction, the Board also approved changes to the name of each Portfolio.

This Information Statement describes MSIM and the MSIM Subadvisory Agreement and Invesco and the Invesco Subadvisory Agreement.

No officer or Trustee of the Portfolios is a director, officer or employee of MSIM or Invesco. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material, direct or indirect, interest in MSIM or Invesco or any other person controlling, controlled by or under common control with MSIM or Invesco. Since January 1, 2009, none of the Trustees of the Portfolios have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which MSIM or Invesco or any of its affiliates was or is to be a party.

Comparison of the Subadvisory Agreements

The Prior Subadvisory Agreements and the MSIM and Invesco Subadvisory Agreements are substantially similar, except that they have the following differences: (i) effective and termination dates; and (ii) certain services to be performed by the relevant Sub-Adviser, including providing such information as the subject Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. Shareholders should refer to Exhibit A attached hereto for the complete terms of the MSIM Subadvisory Agreement and Exhibit B for the complete terms of the Invesco Subadvisory Agreement.

The new subadvisory agreements with MSIM and Invesco were approved by the Board on January 12, 2010 and were effective on June 1, 2010.

Portfolio Managers

The Portfolio Managers remained the same after the close of the Transaction, and are as follows:

Transamerica Morgan Stanley Mid-Cap Growth VP

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Transamerica Multi Managed Large Cap Core VP

MSIM—Growth Team:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Invesco—Value Team:

Kevin Holt, Co-Lead Portfolio Manager since 2004

Jason Leder, Co-Lead Portfolio Manager since 2004

Devin Armstrong, Portfolio Manager since 2007

James Warwick, Portfolio Manager since 2007

TAM Advisory Fees

Transamerica Morgan Stanley Mid-Cap Growth VP

Under the Advisory Agreement, the Mid-Cap Growth Portfolio pays the Adviser an advisory fee at the following annual rate of the Portfolio’s average daily net assets:

0.80% up to $1 billion;

0.775% in excess of $1 billion

The net assets are equal to the market value of the Portfolio plus all other assets and liabilities. Fees are accrued daily and paid by the Portfolio monthly.

For the Portfolio, the fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2009 to December 31, 2009 were $2,905,041 after waivers and reimbursements.

As of December 31, 2009, the Portfolio had net assets of $448,241,707.

Transamerica Multi Managed Large Cap Core VP

Under the Advisory Agreement, the Large Cap Core Portfolio pays the Adviser an advisory fee at the following annual rate of the Portfolio’s average daily net assets:

0.75% up to $250 million;

0.70% in excess of $250 million

The net assets are equal to the market value of the Portfolio plus all other assets and liabilities. Fees are accrued daily and paid by the Portfolios monthly.

For the Portfolio, the fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2009 to December 31, 2009 were $1,122,988 after waivers and reimbursements.

As of December 31, 2009, the Portfolio had net assets of $212,448,799.

MSIM Subadvisory Fee

Under the MSIM Subadvisory Agreement, as under the relevant Prior Subadvisory Agreement, the Adviser (not the Mid-Cap Growth Portfolio) pays MSIM for its services on the basis of the following annual fee schedule:

Transamerica Morgan Stanley Mid-Cap Growth VP Fee Schedule

0.40% up to $1 billion;

0.375% in excess of $1 billion

Fees are calculated as a percentage of average daily net assets and are at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.

The fee schedule under the MSIM Agreement is the same as under the Prior Subadvisory Agreement.

Invesco Subadvisory Fee

Under the Invesco Subadvisory Agreement, as under the relevant Prior Subadvisory Agreement, the Adviser (not the Large Cap Core Portfolio) pays Invesco for its services on the basis of the following annual fee schedule:

Transamerica Multi Managed Large Cap Core VP Fee Schedule

0.30% of average daily net assets

Fees are calculated only on the portion of assets managed by Invesco at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.

The fee schedule under the Invesco Subadvisory Agreement is the same as under the Prior Subadvisory Agreement.

Information Regarding MSIM

MSIM is a wholly-owned subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, had approximately $395.3 billion under management or supervision as of December 31, 2009. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036.

Management and Governance

The names and principal occupations of the directors and principal executive officers of MSIM are set forth in the following table. The address of each such individual is 522 Fifth Avenue, New York, NY 10036, which is also the mailing address of MSIM.

Name	Principal Occupation
Greg Fleming	President
Sara Furber	Chief Operating Officer
Arthur Lev	Secretary
Paul Julius	Chief Financial Officer and Treasurer
Mary Ann Picciotto	Chief Compliance Officer

Management Activities

MSIM acts as adviser for the following registered investment companies with investment objectives similar to the Portfolios:

Fund	Rate of Management Fee	Management Fee Waiver or Expense Reimbursement	Net Assets of Fund at March 31, 2010
MSIF Trust Mid-Cap Growth Portfolio	0.50%	No	$4,351.6 million

Fund	Rate of Management Fee	Management Fee Waiver or Expense Reimbursement	Net Assets of Fund at March 31, 2010
UIF Mid-Cap Growth Portfolio	0.75% first $500 million 0.70% next $500 million 0.65% thereafter	No	$252.2 million
MS Select Dimensions Mid Cap Growth Fund	0.420% first $500 million 0.395% thereafter	No	$30.7 million
Morgan Stanley Mid-Cap Growth Fund	0.42% first $500 million 0.395% thereafter	No	$282.1 million

Information Regarding Invesco

On December 31, 2009, Invesco Ltd. combined the businesses of certain of its U.S. retail and institutional investment advisers into one consolidated entity, now known as Invesco. As of December 31, 2009, Invesco Ltd. had $423.1 billion in assets under management. The principal business address of Invesco is 1555 Peachtree Street NE, Suite 1800, Atlanta, Georgia, 30309.

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Invesco as of June 1, 2010. The principal address for each of the principal executive officers and directors listed below is 1555 Peachtree Street NE, Suite 1800, Atlanta, Georgia, 30309.

Name	Position and Principal Occupation
Gregory M. Armour	Director, Co-President & Co-Chief Executive Officer
Philip A. Taylor	Director, Co-President & Co-Chief Executive Officer
Loren Michael Starr	Director & Chief Financial Officer
Kevin M. Carome	Director & Secretary
Todd L. Spillane	Chief Compliance Officer and Senior Vice President
David A. Hartley	Treasurer and Chief Accounting Officer
Annette J. Lege	Controller
Frederick R. Meyer	Senior Investment Officer
Michael K. Cronin	Senior Vice President
Karen D. Kelley	Senior Vice President
Kirk F. Holland	Senior Vice President
Leslie A. Schmidt	Senior Vice President
Andrew R. Schlossberg	Senior Vice President
Gary K. Wendler	Senior Vice President
John M. Zerr	Senior Vice President
David A. Ridley	Senior Vice President
David C. Warren	Senior Vice President
Jeffrey H. Kupor	Senior Vice President

Management Activities

Invesco acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to Invesco’s allocated portion of the Portfolio:

Comparable Funds for which Invesco Serves as Sub-Adviser	Assets Managed by Invesco as of June 30, 2010	Sub-Advisory Fee Paid to Invesco
Pacific Life Fund – PL Comstock Fund	$120 million	0.35% on the first $2 billion, 0.32% on the next $1 billion, and 0.30% in excess of $1 billion

Pacific Select Fund – Comstock Portfolio	$1.847 billion	0.35% on the first $2 billion, 0.32% on the next $1 billion, and 0.30% in excess of $1 billion

Met Investor Series Trust – Van Kampen Comstock	$1.1 billion	0.40% on first $250 million; 0.375% on next $250 million; 0.35% on next $500 million; and 0.275% on excess of $1 billion

Phoenix Edge Series Fund – Phoenix Comstock Series	$38 million	0.35% on all assets

EQ Advisors Trust – EQ/Van Kampen Comstock Portfolio	$223 million	0.40% on first $250 million; 0.375% on next $250 million; 0.35% on next $500 million; and 0.275% on excess of $1 billion

ING Van Kampen Comstock Portfolio	$281 million	0.40% on first $250 million; 0.375% on next $250 million; 0.35% on next $500 million; and 0.275% on assets over $1 billion

Nationwide Variable Insurance Trust – Van Kampen NVIT Comstock Value Fund	$178 million	0.35% on first $50 million; 0.30% over $50 million but less than $250 million; 0.25% over $250 million but less than $500 million; and 0.20% in excess of $500 million

FDP Series, Inc. – Van Kampen Value FDP Fund	$94 million	0.35% on all assets

Funds for which Invesco serves as Investment Adviser	Assets Managed by Invesco as of June 30, 2010	Management Fee Paid to Invesco
Invesco Van Kampen Comstock Fund	$7.4 billion	0.50% on first $1 billion; 0.45% on next $1 billion; 0.40% on next $1 billion; and 0.35% on excess

Invesco Van Kampen V.I. Comstock Fund	$1.5 billion	0.60% first $500 million; and 0.55% on excess

Invesco Van Kampen Comstock Fund	$7.4 billion	0.50% on first $1 billion; 0.45% on next $1 billion; 0.40% on next $1 billion; and 0.35% on excess

Evaluation by the Board

Transamerica Morgan Stanley Mid-Cap Growth VP

At a meeting of the Board of TST held on January 12, 2010, the Board considered a proposal from TAM to approve a new investment sub-advisory agreement with MSIM on behalf of Transamerica Van Kampen Mid-Cap Growth VP, as a result of the purchase of Van Kampen Asset Management (“Van Kampen”) from MSIM by Invesco (the “Transaction”).

It was noted that the Transaction would constitute an “assignment” (within the meaning of the Investment Company Act of 1940) which would result in the termination of the sub-advisory agreement with Van Kampen, and would also result in a Fund name change to Transamerica Morgan Stanley Mid-Cap Growth VP (the “Fund”). TAM reported that upon the consummation of the Transaction, management of the Fund would be transferred to MSIM. The Board Members noted that the day-to-day management of the Fund and fees were not expected to change as a result of the Transaction.

Discussed below are some of the material factors considered by the Board in approving the new MSIM sub-advisory agreement (the “New Sub-Advisory Agreement”). No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Sub-Advisory Agreement.

In evaluating the nature, quality and extent of the services to be provided by MSIM (the “Sub-Adviser”) under the New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and the Sub-Adviser as to their operations, facilities, organization and personnel, and the anticipated ability of the Sub-Adviser to perform its duties under the New Sub-Advisory Agreement. The Board Members considered assurances received from the Sub-Adviser that its appointment as such is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. Furthermore, as part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by the Sub-Adviser, and discussed information regarding its fees, noting no fee changes under the proposed new sub-advisory agreement. The Board also considered assurances received from the Sub-Adviser as to the consistency of the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Boards noted that TAM, and not the Fund, will pay the sub-advisory fee to the Sub-Adviser and that the Board would consider the Fund’s investment advisory arrangement during its upcoming annual contract renewal meeting in June 2010.

After consideration of the factors described above as well as other factors, the Board, including all of the independent members of the Board, concluded that the execution of the New Sub-Advisory Agreement and the compensation to be received by MSIM is consistent with TAM’s fiduciary duty under applicable law and voted to approve the New Sub-Advisory Agreement.

Transamerica Multi Managed Large Cap Core VP

At a meeting of the Board of TST held on January 12, 2010, the Board considered a proposal from TAM to approve new investment sub-advisory agreements with each of Invesco Advisers, Inc. (“Invesco”) and MSIM on behalf of Transamerica Van Kampen Large Cap Core VP, as a result of Invesco’s purchase of Van Kampen Asset Management (“Van Kampen”) from MSIM (the “Transaction”).

It was noted by the Board that MSIM was currently a sub-adviser to Transamerica Van Kampen Large Cap Core VP (the “Fund”) along with Van Kampen, and the Transaction would result in replacing Van Kampen with Invesco as a sub-adviser to the Fund, and would also result in a Fund name change to Transamerica Multi Managed Large Cap Core VP. TAM reported that after the Transaction, the growth sleeve of the Fund would continue to be managed by MSIM, and the value sleeve of the Fund would be managed by Invesco. TAM also reported that the management fees were not expected to change as a result of this Transaction.

Discussed below are some of the material factors considered by the Board in approving the new investment sub-advisory agreements with Invesco and MSIM on behalf of the Fund (each a “New Sub-Advisory Agreement”). No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Sub-Advisory Agreements.

In evaluating the nature, quality and extent of the services to be provided by Invesco and MSIM (the “Sub-Advisers”) under their respective New Sub-Advisory Agreements, the Board considered, among other things, information and assurances provided by TAM and the Sub-Advisers as to their operations, facilities, organization and personnel, and the anticipated ability of the Sub-Advisers to perform their duties under their respective New Sub-Advisory Agreement. The Board considered assurances received from the Sub-Advisers that their appointment as sub-adviser was not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. Furthermore, as part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by the Sub-Advisers, and discussed information regarding their fees, noting no fee changes under the proposed New Sub-Advisory Agreements. The Board also considered assurances received from the Sub-Advisers as to the consistency of the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board noted that TAM, and not the Fund, will pay the sub-advisory fee to the Sub-Advisers and that the

Board would consider the Fund’s investment advisory arrangements during their upcoming annual contract renewal meeting in June, 2010.

After consideration of the factors described above as well as other factors, the Board, including all of the independent members of the Board, concluded that the execution of the New Sub-Advisory Agreements and the compensation to be received by the Sub-Advisers is consistent with TAM’s fiduciary duty under applicable law and voted to approve the New Sub-Advisory Agreements.

ADDITIONAL INFORMATION

TAM, TST’s investment adviser, and Transamerica Fund Services, Inc., TST’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TST’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of July 30, 2010, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolios.

PRINCIPAL SHAREHOLDERS

As of July 30, 2010, the following persons owned beneficially or of record 5% or more of the shares of the class of the Portfolios indicated.

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co. of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	86.01%	32.51%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	11.16%	62.62%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	90.92%	94.17%
Western Reserve Life Assurance Co. of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	7.97%

TST is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for a series of TST or for TST as a whole for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory agreement. Any shareholder proposals to be presented at any subsequent meeting of shareholders must be received by TST in accordance with TST’s By-Laws.

By Order of the Board of Trustees,

Transamerica Series Trust

Dennis P. Gallagher

Vice President, General Counsel and Secretary

August 27, 2010

EXHIBIT A

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of June 1, 2010 to the Sub-Advisory Agreement dated May 1, 2002, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

2.	Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

3.	Section 5. Use of Names. References to “Van Kampen” are hereby removed from Section 5 of the Agreement.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of June 1, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President

Date:

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Randy Takian

Name:	Randy Takian

Title:	Managing Director
Date:	06/01/2010

SUB-ADVISORY AGREEMENT

SCHEDULE A

as of June 1, 2010

Transamerica Morgan Stanley Active International Allocation VP

Transamerica Multi Managed Large Cap Core VP

Transamerica Morgan Stanley Mid-Cap Growth VP

SUB-ADVISORY AGREEMENT

SCHEDULE B

as of June 1, 2010

Portfolio	Sub-Adviser Compensation*

Transamerica Morgan Stanley Active International Allocation VP	0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion

Transamerica Morgan Stanley Mid-Cap Growth VP	0.40% up to $1 billion; 0.375% in excess of $1 billion

Transamerica Multi Managed Large Cap Core VP	0.30% of average daily net assets**

*	As a percentage of average daily net assets on an annual basis.

**	For the portion of assets managed by Morgan Stanley Investment Management Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of May 1, 2010 to the Sub-Advisory Agreement dated May 1, 2002, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

4.	Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

5.	Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President

Date:	05/01/2010

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Randy Takian

Name:	Randy Takian

Title:	Managing Director
Date:	04/29/2010

SUB-ADVISORY AGREEMENT

SCHEDULE A

as of May 1, 2010

Transamerica Morgan Stanley Active International Allocation VP

Transamerica Multi Managed Large Cap Core VP

SUB-ADVISORY AGREEMENT

SCHEDULE B

as of May 1, 2010

Portfolio	Sub-Adviser Compensation*
Transamerica Morgan Stanley Active International Allocation VP	0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion

Transamerica Multi Managed Large Cap Core VP	0.30% of average daily net assets

*	As a percentage of average daily net assets on an annual basis.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of May 1, 2009 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Asset Management, Inc. and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”) on behalf of Transamerica Van Kampen Active International Allocation VP, Transamerica Van Kampen Large Cap Core VP, and Transamerica Capital Guardian U.S. Equity VP, separate series of Transamerica Series Trust (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

6.	Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

7.	Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Randy Takian

Name:	Randy Takian

Title:	Managing Director

SUB-ADVISORY AGREEMENT

SCHEDULE A

as of May 1, 2009

Transamerica Van Kampen Active International Allocation VP

Transamerica Van Kampen Large Cap Core VP

SUB-ADVISORY AGREEMENT

SCHEDULE B

as of May 1, 2009

Transamerica Asset Management, Inc. shall pay an annual fee to Morgan Stanley Investment Management Inc., pursuant to Section 4 of this Agreement, for each of the Portfolio(s) identified below, based on the following calculations:

Transamerica Van Kampen Active International Allocation VP

0.45% up to $250 million;

0.40% over $250 million up to $500 million;

0.35% over $500 million up to $1 billion; and

0.325% in excess of $1 billion

Transamerica Van Kampen Large Cap Core VP

0.30% on all assets

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of 4:00 p.m. on April 30, 2009 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Asset Management, Inc. (formerly, Transamerica Fund Advisors, Inc.) and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”) on behalf of Transamerica Van Kampen Active International Allocation VP, Transamerica Van Kampen Large Cap Core VP, and Transamerica Capital Guardian U.S. Equity VP, separate series of Transamerica Series Trust (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

8.	Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

9.	Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of 4:00 p.m. on April 30, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Joseph C. Benedetti

Name:	Joseph C. Benedetti

Title:	Managing Director

SUB-ADVISORY AGREEMENT

SCHEDULE A

Transamerica Van Kampen Active International Allocation VP

Transamerica Van Kampen Large Cap Core VP

Transamerica Capital Guardian U.S. Equity VP

SUB-ADVISORY AGREEMENT

SCHEDULE B

Transamerica Asset Management, Inc. shall pay an annual fee to Morgan Stanley Investment Management Inc.,

pursuant to Section 4 of this Agreement, for each of the Portfolio(s) identified below,

based on the following calculations:

Transamerica Van Kampen Active International Allocation VP

0.45% up to $250 million;

0.40% over $250 million up to $500 million;

0.35% over $500 million up to $1 billion; and

0.325% in excess of $1 billion

Transamerica Van Kampen Large Cap Core VP

0.30% on all assets

Transamerica Capital Guardian U.S. Equity VP

None

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA FUND ADVISORS, INC. AND

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

THIS AMENDMENT is made as of May 1, 2005 to the Sub-Advisory Agreement dated May 1, 2002, as amended, between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) and Morgan Stanley Investment Management, Inc., on behalf Van Kampen Active International Allocation and Van Kampen Large Cap Core, separate series of AEGON/Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc.) (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Redomiciling of the Trust. On May 1, 2005, AEGON/Transamerica Series Fund, Inc. was reorganized from a Maryland Corporation to a Delaware statutory trust of the series type. Any reference to AEGON/Transamerica Series Fund, Inc. as a Maryland Corporation will now be revised to mean AEGON/Transamerica Series Trust, a Delaware statutory trust, in response to such reorganization.

In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2005.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ Kim Day

Name:	Kim Day

Title:	Senior Vice President & Treasurer

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ Michael P. Kiley

Name:	Michael P. Kiley

Title:	Managing Director

SUB-ADVISORY AGREEMENT

BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

AGREEMENT made as of the 1st day of May, 2002, by and between Morgan Stanley Investment Management, Inc., a Delaware corporation (the “Sub-Adviser”), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the “Investment Adviser”).

WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc (the “Fund”), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Registration Statement”); and

WHEREAS, the Fund is comprised of several separate investment portfolios, including the portfolios listed on Schedule A hereto (each a “Portfolio,” and together, the “Portfolios”); and

WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing services for the Portfolios; and

WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Investment Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser as sub-adviser to manage the investment and reinvestment of the assets of the Portfolios, subject to the control and direction of the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolios or the Fund in any way.

2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolios, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of the Portfolios set forth in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Investment Adviser or the Fund’s Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports as mutually agreed upon by both parties to the Fund’s Board of Directors and the Investment Adviser concerning the investment activities of the Portfolios.

b. To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolios, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange

Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolios, the Sub-Adviser shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), the Fund, the Investment Adviser or any person retained by the Fund at reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule B hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio’s net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement.

4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Use of Names. The Investment Adviser shall not use the names “Morgan Stanley,” “Van Kampen,” “Miller Anderson” or “MAS”, or any derivative thereof or logos associated with such names (collectively, the “MS Names”), in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve the use of a MS Name (other than “Morgan Stanley”) which merely refers in accurate terms to the Sub-Adviser’s appointment hereunder or which is required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve the use of its or the Fund’s name which merely refers in accurate terms to the appointment of the Sub-Adviser hereunder or which is required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, and to the extent applicable, (i) the Investment Adviser and the Fund shall cease to use the MS Names and (ii) the Sub-Adviser shall cease to use the name of the Fund or the Investment Adviser, in both cases, as soon as is reasonably possible.

The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include a MS Name as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Fund may have under any federal or state securities laws.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance with respect to each Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund’s Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding voting securities of a Portfolio shall be effective to continue this agreement with respect to such Portfolio notwithstanding (i) that this Agreement has not been approved by the holders of the outstanding voting securities of any other Portfolio or (ii) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of the Fund, unless such approval shall be required by applicable law or otherwise.

This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Fund’s Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days’ prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time be the Sub-Adviser and the Investment Adviser, subject to approval by the Fund’s Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio’s outstanding voting securities.

Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except (i) as required by law, rule or regulation, (ii) as permitted under this Agreement, or (iii) where such information otherwise becomes available to the public through no fault of the receiving party.

The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio (other than the identity of the Investment Adviser or the Fund) in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolios (other than the identify of the Investment Adviser or the Fund) in connection with providing composite information of clients of the Sub-Adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to the Investment Adviser’s execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.

11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:		EGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Gayle A. Morden	By:	/s/ John K. Carter
Name:	Gayle A. Morden	Name:	John K. Carter
Title:	Assistant Vice President	Title:	Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ W. Blair Garff	By:	/s/ Michael P. Kiley
Name:	W. Blair Garff	Name:	Michael P. Kiley
Title:	Executive Director	Title:	Managing Director

SUB-ADVISORY AGREEMENT

SCHEDULE A

Van Kampen Active International Allocation

Van Kampen Asset Allocation

Van Kampen Money Market

SUB-ADVISORY AGREEMENT

SCHEDULE B

PORTFOLIO	SUB-ADVISER COMPENSATION	TERMINATION DATE

Van Kampen Active International Allocation

0.75% of the Portfolio’s average daily net assets up

to $20 million; 0.60% of average daily assets in

excess of $20 million up to $50 million; and 0.50%

of average daily net assets in excess of $50 million.

At such time as the net assets exceed $200 million,

the fee shall be 0.50% of total average daily net assets.

April 30, 2004

Van Kampen Asset Allocation	0.30% of the Portfolio’s average daily net assets	April 30, 2004

Van Kampen Money Market	0.25% of the Portfolio’s average daily net assets	April 30, 2004

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

INVESCO ADVISERS, INC.

This Agreement, dated June 1, 2010 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Invesco Advisers, Inc., a Delaware corporation, (referred to herein as “Invesco” or the “Sub-adviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Portfolio”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as sub-adviser to the Portfolio, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Portfolio with respect to such portion of each Portfolio’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio and what portion of the Allocated Assets will be held in the various securities and other investments in which the Portfolio invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Portfolio referred to above, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Portfolio is limited to that discrete portion of the Portfolio represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Portfolio as to deliveries of securities and other investments and payments of cash for the account of the Portfolio. Subject to applicable provisions of the

1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Portfolio in one or more investment companies.

(b)	The Sub-adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided herein.

(c)	The Portfolio hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time, and will comply with all other provisions of the Governing Documents and the Portfolio’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)	Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will review the security valuations of the Allocated Assets on a daily basis. If the Sub-adviser believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Portfolio and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Portfolio and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Portfolio shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Portfolio’s portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Portfolio.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Portfolio, its funds available, or to become available, for investment, and generally as to the condition of the Portfolio’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Portfolio’s affairs as the Sub-adviser may from time to time reasonably request.

(b)	The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Portfolio, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Portfolio’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Portfolio, or portion thereof comprising the Allocated Assets, shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Portfolio’s then-current Prospectus or as may be determined by the Board.

7. Term. This Agreement shall continue in effect with respect to the Portfolio, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Portfolio.

8. Termination. This Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Board or by the shareholders of a Portfolio acting by vote of at least a majority of its outstanding voting securities. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM and the Portfolio. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Portfolio without affecting the other Portfolios hereunder.

9. Use of Name. If this Agreement is terminated with respect to the Portfolio and the Sub-adviser no longer serves as sub-adviser to the Portfolio, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Portfolio or any name misleadingly implying a continuing relationship between the Portfolio and the Sub-adviser or any of its affiliates.

10. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

11. Meanings of Certain Terms. For the purposes of this Agreement, the Portfolio’s “net assets” shall be determined as provided in the Portfolio’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Portfolio, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Portfolio until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Portfolio and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

13. Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees to provide copies of any such records related to the Portfolio upon the Portfolio’s request. The Sub-adviser further agrees to arrange for the preservation of the records related to the services it provides required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

15. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:	/s/ Lynn A. Bernard, Jr
Name:	Lynn A. Bernard, Jr.
Title:	Vice President

Schedule A

Portfolio	Investment Sub-advisory Fee*
Transamerica Multi Managed Large Cap Core VP	0.30% of average daily net assets**

*	As a percentage of average daily net assets on an annual basis.
**	For the portion of assets managed by Invesco Advisers, Inc.

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